CONFORMED COPY


     NINTH AMENDMENT, dated as of June 26, 2003 (this "Amendment"), to the Fourth Amended and Restated Credit Agreement, dated as of July 28, 1999 (as amended pursuant to the First Amendment and Consent thereto, dated as of October 12, 1999, the Second Amendment thereto, dated as of December 20, 1999, the Third Amendment thereto, dated as of April 14, 2000, the Fourth Amendment and Waiver thereto, dated as of June 5, 2001, the Fifth Amendment and Waiver thereto, dated as of March 14, 2002, the Sixth Amendment and Consent thereto, dated as of May 28, 2002, the Seventh Amendment and Waiver thereto, dated as of March 13, 2003, and the Eighth Amendment and Waiver thereto, dated as of June 10, 2003, and as the same may further be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Audiovox Corporation, a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"; individually, a "Lender"), and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), a New York banking corporation, as administrative and collateral agent for the Lenders (in such capacity, the "Agent").


                              W I T N E S S E T H :
                              - - - - - - - - - -


     WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

     WHEREAS, the Borrower has requested that the Lenders amend certain terms in the Credit Agreement in the manner provided for herein; and

     WHEREAS, the Agent and the Lenders are willing to agree to the requested amendment, on the terms and conditions provided for herein;

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein (and in the recitals hereto) as defined terms are so used as so defined.

     2. Decrease in Commitments. The Borrower, the Lenders and the Agent hereby agree that, on the Ninth Amendment Effective Date, the aggregate Commitments of the Lenders will be reduced to $150,000,000.

     3. Amendments of Subsection 1.1 (Definitions). Subsection 1.1 of the Credit Agreement is hereby amended as follows:

          (a) by adding a new sentence at the end of the definition of "Borrowing Base" to read in its entirety as follows:

          "Notwithstanding the foregoing, (a) in no event shall Eligible Inventory be included in calculating the Borrowing Base from February 28 of any year through August 31 of such year and (b) the Borrowing Base shall be reduced by the amount of any outstanding Indebtedness guaranteed pursuant to subsection 10.4(g)."


                                  Exhibit 99.1

     (b) by amending and restating the following defined terms in their entirety to read as follows:

          "Consolidated Pre-Tax Income": for any period, the amount which would appear opposite the caption "Income (loss) before provision for (recovery of) income taxes, minority interest, extraordinary item and cumulative effect of a change in accounting for negative goodwill", on a consolidated statements of operations of the Borrower and its Subsidiaries in accordance with GAAP, adjusted (a) to reflect (either by adding or subtracting) "minority interest" as determined in accordance with GAAP and set forth on such consolidated statements of operations and (b) to reflect (by subtracting) extraordinary charges or expenses of the Borrower and its Subsidiaries as determined on a consolidated basis in accordance with GAAP. If Consolidated Pre-Tax Income is less than zero for any period, it is referred to herein as a "Consolidated Pre-Tax Loss". For purposes of this Agreement, Consolidated Pre-Tax Income shall not include (i) the effects of any conversion of any Subordinated Debentures into common stock of the Borrower or any gains or losses from the sale of Capital Stock of CellStar or any other extraordinary gains and (ii) any Consolidated Pre-Tax Income or Consolidated Pre-Tax Loss attributable to the operations of RG Holdings and its Subsidiaries (including their share of allocated corporate expenses).

          "Foreign Currency Sublimit": $10,000,000.
           ------- -------- ---------

     (c) by adding thereto the following definitions in their appropriate alphabetical order:

          "AG Holdings": Audiovox German Holdings GmbH, a subsidiary of the Borrower formed in connection with the effectuation of the Recoton Acquisition.

          "Ninth Amendment": the Ninth Amendment, dated as of June 26, 2003, to this Agreement.

          "Ninth Amendment Effective Date": June 26, 2003.

          "Recoton": Recoton Corporation, a New York corporation.

          "Recoton Acquisition": the acquisition transaction contemplated by the Recoton Purchase Agreement.

          "Recoton Purchase Agreement": the Stock and Asset Purchase Agreement, dated as of May 23, 2003, among Recoton Audio Corporation, Recoton Home Audio, Inc., Recoton Mobile Electronics, Inc., Recoton International Holdings, Inc., Recoton Corporation, Recoton Canada LTD. and Jax Assets Corp.

          "RG Holdings": Recoton German Holdings GmbH, the subsidiary of Recoton acquired by the Borrower pursuant to the Recoton Purchase Agreement.

     4. Amendment to Subsection 10.2 (Limitation on Indebtedness). Subsection
10.2 of the Credit Agreement is hereby amended by deleting the "and" at the end of paragraph (h), deleting the period at the end of paragraph (i) and replacing it with ";" and inserting two new paragraphs (j) and (k) thereafter as follows:

          "(j) (x) Indebtedness of AG Holdings and/or RG Holdings incurred to finance the purchase of RG Holdings pursuant to the Recoton Purchase Agreement, provided that the aggregate initial principal amount of such Indebtedness shall not exceed 15,000,000 Euro Dollars and (y) Non-recourse Indebtedness of the Borrower or any of its Subsidiaries arising out of any Lien on the stock of AG Holdings and/or RG Holdings permitted under subsection 10.3(k); and

          (k) existing Indebtedness of RG Holdings assumed in an aggregate principal amount not exceeding 5,000,000 Euro Dollars in connection with the Recoton Acquisition."

     5. Amendment to Subsection 10.3 (Limitation on Liens). Subsection 10.3 of the Credit Agreement is hereby amended by deleting the "and" at the end of paragraph (i), deleting the period at the end of paragraph (j) and replacing it with "; and" and inserting a new paragraph (k) thereafter as follows:

          "(k) Liens on the stock and the assets of AG Holdings and/or RG Holdings securing Indebtedness of AG Holdings and/or RG Holdings permitted by subsection 10.2(j)(x)."

     6. Amendment to Subsection 10.4 (Limitation on Guarantee Obligations). Subsection 10.4 of the Credit Agreement is hereby amended by deleting the "and" at the end of clause (e), deleting the period at the end of clause (f) and replacing it with "; and" and inserting a new clause (g) thereafter as follows:

          "(g)  Guarantee   Obligations  of  the  Borrower  in  respect  of  the
     Indebtedness of AG Holdings and/or RG Holdings permitted under subsection 10.2(j) in an aggregate amount not to exceed 3,000,000 Euro Dollars."

     7. Amendment to Subsection 10.5 (Limitation on Fundamental Changes). Subsection 10.5 of the Credit Agreement is hereby amended by deleting the "and" at the end of clause (b) and replacing it with ",", deleting the period at the end of clause (c) and replacing it with "and", and inserting a new clause (d) thereafter as follows:

          "(d) AG Holdings may merge with RG Holdings in connection with the consummation of the Recoton Acquisition."

     8. Amendment to Subsection 10.6 (Limitation on Sale of Assets).  Subsection
10.6 of the Credit Agreement is hereby amended by deleting the "and" at the end of paragraph (i), deleting the period at the end of paragraph (j) and replacing it with ";" and inserting a new paragraph (k) thereafter as follows:

                  "(k) the sale of accounts receivable by RG Holdings or its Subsidiaries pursuant to factoring arrangements in the ordinary course of business."

     9. Amendments to Subsection 10.9 (Limitation on Investments, Loans and Advances). Subsection 10.9 of the Credit Agreement is hereby amended as follows:

     (a) by deleting the "and" at the end of paragraph (e), deleting the period at the end of paragraph (f) and replacing it with ";" and inserting a new paragraph (g) thereafter as follows:

"(g)  the  Recoton  Acquisition,  provided  that  (i)  the  aggregate  cash consideration for the Recoton Acquisition shall not exceed $40,000,000 (excluding (x) assumed Indebtedness permitted under subsection 10.2(k) and (y) fees and expenses related to the Recoton Acquisition and payments in respect of any working capital adjustments provided under the Recoton Purchase Agreement, so long as the aggregate of all such amounts described in this clause (y) does not exceed $4,000,000) and (ii) the Borrower and each Subsidiary shall comply with the requirements of subsection 9.7 in respect thereof; and"

     (b) by inserting a new paragraph (h) at the end of paragraph (g) as follows:

          "(h) Investments by the Borrower in AG Holdings and/or RG Holdings (in addition to Investments contemplated by subsection 10.4(g)), provided that (i) such Investments shall consist of equity, subordinated debt and/or senior loans (which shall not be contractually subordinated to any other debt and which may be secured or unsecured) only, (ii) the aggregate amount of such Investments consisting of equity and subordinated debt shall not exceed 6,000,000 Euro Dollars outstanding at any time, and (iii) the aggregate amount of such Investments consisting of senior loans shall not exceed $7,000,000, provided further that with respect to any Investment made pursuant to this paragraph, the Borrower and each Subsidiary shall comply with the requirements of subsection 9.7 in respect thereof."

     (c) by deleting the semicolon at the end of paragraph (c) and inserting a new sentence thereafter as follows:

          "and provided that no Acquisitions may be made pursuant to this paragraph on or after the Ninth Amendment Effective Date;"

     (d) by deleting the period at the end of paragraph (f) and replacing it with "," and inserting a new sentence thereafter as follows:

          "provided that no Investments may be made pursuant to this paragraph on or after the Ninth Amendment Effective Date."

     10. Amendment to Section 10. Section 10 is hereby amended by adding the following new subsection 10.21 in its entirety:

          "10.21 Amendments to Recoton Purchase Agreement. Amend, modify or waive any provision of the Recoton Purchase Agreement without prior written consent of the Administrative Agent."

     11. Representations and Warranties. On and as of the date hereof, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 7 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

     12. Conditions to Effectiveness. This Amendment shall become effective as of the date first written above (x) upon receipt by the Agent of (i) counterparts to this Amendment duly executed by the Borrower and the Required Lenders, (ii) an amendment fee in the amount of $250,000, for the account of Lenders which have executed and delivered to the Agent this Amendment prior to 4:00 p.m. on June 26, 2003 (and will be paid to such Lenders pro rata according to their respective Commitments), (iii) an Acknowledgement and Consent in the form of Exhibit A hereto duly executed by each of the Guarantors, (iv) the Administrative Agent shall be satisfied that the Borrower shall have complied with the requirements of subsection 9.7 in respect of any new subsidiary formed in connection with the Recoton Acquisition and (v) an executed copy of the Recoton Purchase Agreement, which shall contain terms and conditions which are satisfactory to the Administrative Agent and (y) so long as on the date the conditions in clause (x) above have been satisfied, no Default or Event of Default shall have occurred and be continuing (after giving effect to this Amendment).

     13. Continuing Effect; No Other Waivers. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The waiver provided for herein is limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Agent's or the Lenders' willingness to consent to any action requiring consent under or to waive or amend, any other provisions of the Credit Agreement or the same subsections for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Amendment).

     14. Expenses. The Borrower agrees to pay and reimburse the Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

     15. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

     16. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


                                   AUDIOVOX CORPORATION


                                   By: s/Charles M.  Stoehr
                                   Name:    Charles M.  Stoehr
                                   Title:   Senior Vice President


                                   JPMORGAN CHASE BANK,
                                   as Agent and as a Lender


                                   By: s/ John Budzynski
                                   Name:    John Budzynski
                                   Title:   Vice President


                                   FLEET NATIONAL BANK, as a Lender


                                   By: s/ Steven J.  Melicharek
                                   Name:    Steven J.  Melicharek
                                   Title:   Senior Vice President


                                   THE CIT GROUP/BUSINESS CREDIT, INC.,
                                   as a Lender


                                   By: s/ Renee M.  Singer
                                   Name:    Renee M.  Singer
                                   Title:   Vice President


                                   CITIBANK, N.A., as a Lender


                                   By: s/ Stephen Kelly
                                   Name:    Stephen Kelly
                                   Title:   Vice President

                                   MELLON BANK, N.A., as a Lender


                                   By: s/ Marla A.  DeYulis
                                   Name:    Marla A.  DeYulis
                                   Title:   Assistant Vice President


                                   GE COMMERCIAL DISTRIBUTION FINANCE
                                   CORPORATION,
                                   as a Lender


                                   By: s/ David J.  Lynch
                                   Name:    David J.  Lynch
                                   Title:   Vice President - Operations

                                   ISRAEL DISCOUNT BANK OF NEW YORK,
                                   as a Lender


                                   By: s/ Andrew Ackerman
                                   Name:    Andrew Ackerman
                                   Title:   First Vice President


                                   By: s/ Scott Fishbein
                                   Name:    Scott Fishbein
                                   Title:   First Vice President


                                   PNC BUSINESS CREDIT INC., as a Lender


                                   By: _____________________________________
                                   Name:
                                   Title:


                                   WASHINGTON MUTUAL BANK, FA, as a Lender


                                   By: s/ Sean Umhaver
                                   Name:    Sean Umhaver
                                   Title:   Vice President

                                   BANK LEUMI USA, as a Lender


                                   By: s/ Paul Tine       Glenn D.  Kreutzer
                                   Name:    Paul Tine       Glenn D.  Kreutzer
                                   Title:   Vice Pres.        B.O.


                                   U.S. BANK, N.A., as a
Lender


                                   By: s/ Alan R.  Milster
                                   Name:    Alan R.  Milster
                                   Title:   Vice President

                                                                       EXHIBIT A



                           ACKNOWLEDGMENT AND CONSENT

     Each of the undersigned corporations (i) as a guarantor under that certain Amended and Restated Subsidiaries Guarantee, dated as of March 15, 1994 (as amended, supplemented or otherwise modified from time to time, the "Guarantee"), made by each of such corporations in favor of the Collateral Agent, (ii) as a grantor under that certain Amended and Restated Security Agreement, dated as of March 15, 1994 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), made by each of such corporations in favor of the Collateral Agent, and (iii) in the case of Audiovox Holding Corp., as the pledgor under that certain Pledge Agreement, dated as of February 9, 1996 (as amended, supplemented or otherwise modified from time to time, the "Pledge Agreement"), made by Audiovox Holding Corp. in favor of JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as pledge agent for the secured parties thereunder, hereby consents to the execution and delivery of the Ninth Amendment to which this Acknowledgment and Consent is attached and hereby confirms and agrees that the Guarantee, the Security Agreement and the Pledge Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and the Guarantee, the Security Agreement, the Pledge Agreement and all of the Subsidiaries Collateral (as defined in the Security Agreement) and Collateral (as defined in the Pledge Agreement) do, and shall continue to, secure the payment of all of the Obligations (as defined in the Guarantee and the Security Agreement, as the case may be) pursuant to the terms of the Guarantee or the Security Agreement, as the case may be, or, in the case of the Pledge Agreement, secure the payment of the Secured Obligations (as defined in the Pledge Agreement) pursuant to the terms of the Pledge Agreement. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement referred to in the Ninth Amendment to which this Acknowledgment and Consent is attached.


                                           QUINTEX MOBILE COMMUNICATIONS CORP.


                                           By: s/ Charles M.  Stoehr
                                               Name:  Charles M.  Stoehr
                                               Title:     Vice President


                                           AMERICAN RADIO CORP.


                                           By: s/ Charles M.  Stoehr
                                               Name:  Charles M.  Stoehr
                                               Title:     Vice President

                                       AUDIOVOX INTERNATIONAL CORP.


                                       By: s/ Charles M.  Stoehr
                                           Name:  Charles M.  Stoehr
                                           Title:     Vice President


                                      AUDIOVOX CANADA LIMITED


                                       By: s/ Charles M.  Stoehr
                                           Name:  Charles M.  Stoehr
                                           Title:     Vice President

                                       AUDIOVOX HOLDING CORP.


                                       By: s/ Peter Tsikos
                                           Name:  Peter Tsikos
                                           Title:    Vice President


                                       AUDIOVOX ASIA INC.


                                       By: s/ Charles M.  Stoehr
                                           Name:  Charles M.  Stoehr
                                           Title:    President


                                       AUDIOVOX LATIN AMERICA LTD.


                                       By: s/ Charles M.  Stoehr
                                           Name:  Charles M.  Stoehr
                                           Title:    President


                                       AUDIOVOX COMMUNICATIONS CORP.


                                       By: s/ Charles M.  Stoehr
                                           Name:  Charles M.  Stoehr
                                           Title:     Secretary

                                       AUDIOVOX ELECTRONICS CORP.


                                       By: s/ Charles M.  Stoehr
                                           Name:  Charles M.  Stoehr
                                           Title:     Secretary


                                       CODE SYSTEMS, INC.


                                       By: s/ Charles M.  Stoehr
                                           Name:  Charles M.  Stoehr
                                           Title:     Chief Financial Officer


Dated as of June 26, 2003